UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 31, 2024
________________________________________________
Sunrun Inc.
(Exact name of registrant as specified in its charter)
________________________________________________

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 California Street, Suite 1800
San Francisco, California 94108
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.
On August 6, 2024, Sunrun Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2024. In the press release, the Company also announced that it would be holding a conference call on August 6, 2024 to discuss its financial results for the quarter ended June 30, 2024. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information set forth in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 1.01 Entry into a Material Definitive Agreement.
On July 31, 2024, a wholly owned subsidiary of the Company exercised an accordion under a syndicated, senior secured credit facility which was entered into with various lenders on April 20, 2021 and was last amended on February 16, 2024 (as amended, the “Credit Facility”). The Credit Facility was filed on February 16, 2024 as Exhibit 10.29 to the Company’s Annual Report on Form 10-K for the annual period ended December 31, 2023. After giving effect to the exercise of accordion, the Credit Facility has commitments of $2,630,000,000.
In connection with the exercise of the accordion, the Credit Facility was amended to reflect the increase in the commitments and otherwise remains unchanged. The foregoing description of the accordion exercise and related amendment is qualified in its entirety by reference to the full text of the conformed Credit Facility reflecting such amendment, a copy of which is filed herewith.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description

10.1^
Credit Agreement, dated as of April 20, 2021, by and among Sunrun Luna Portfolio 2021, LLC, as Borrower, Atlas Securitized Products Holdings, L.P., as Administrative Agent, Wells Fargo Bank, National Association, as Collateral Agent and Paying Agent, and the Lenders and Funding Agents party thereto from time to time, as amended by the Amendment to the Credit Agreement, dated as of May 5, 2021, the Second Amendment to Credit Agreement, dated as of October 8, 2021, the Third Amendment to Credit Agreement, dated as of March 23, 2022, Fourth Amendment to Credit Agreement and First Amendment to Amended and Restated Custodial Agreement, dated as of May 10, 2023, the Fifth Amendment to Credit Agreement and First Amendment to Transaction Management Agreement, dated as of December 27, 2023, the Sixth Amendment to the Credit Agreement, dated as of February 16, 2024, and the Seventh Amendment to the Credit Agreement, dated as of July 31, 2024.

99.1	Press release issued by Sunrun Inc. dated August 6, 2024.
104	Cover Page Interactive Data File (embedded within the inline XRBL document).

^    Portions of this exhibit have been omitted from the exhibit because they are both not material and would be competitively harmful if publicly disclosed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: August 6, 2024